Morgan Stanley Convertible Securities Trust
                          Item 77(O) 10F-3 Transactions
                        October 31, 2003 - March 31, 2004



 Security   Purcha   Size    Offeri   Total   Amount   % of    % of
Purchased     se/     of       ng    Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng       of   Offering  Purcha  Purcha   Tota
                             Shares             sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts
 Amerada    11/19/  13,500   $50.00 $675,000  41,000  0.304%   0.66
   Hess       03     ,000             ,000                      7%    Goldman
                                                                      Sachs &
                                                                      Co, Banc
                                                                     of America
                                                                     Securities
                                                                        LLC,
                                                                     Citigroup,
                                                                     JP Morgan
                                                                     Securities
                                                                     and Morgan
                                                                      Stanley




                                                                       Credit
 Dominion                                                              Suisse
Resources   12/03/  220,00   $1,000 $220,000   1,200  0.545%   0.39    First
              03       0              ,000                      0%   Boston and
                                                                       Morgan
                                                                      Stanley
 Fairmont   12/03/  2,700,    $100  $270,000   2,000  0.741%   0.06  Citigroup,
 Hotels &     03      000             ,000                      5%      UBS,
  Resort                                                              Deutsche
Industrial                                                              Bank
                                                                     Securities
                                                                      Inc, JP
                                                                       Morgan
                                                                     Securities
                                                                     and Morgan
                                                                      Stanley
Interpubli  12/16/  6,500,    $50   $325,000  18,000  0.277%   0.29
 c Group      03      000             ,000                      3%   Citigroup,
                                                                     JP Morgan
                                                                     Securities
                                                                       , UBS,
                                                                      Banc of
                                                                      America
                                                                     Securities
                                                                        LLC,
                                                                      Barclays
                                                                      Capital,
                                                                        HSBC
                                                                     Securities
                                                                       , ING
                                                                     Financial
                                                                      Markets,
                                                                      McDonald
                                                                     Investment
                                                                     s Inc and
                                                                       Morgan
                                                                      Stanley


                                                                       Morgan
CP Ships,   02/19/  200,00   $1,000 $200,000  800,00  0.400%   0.24   Stanley,
   LTD        04       0              ,000       0              7%      RBC
                                                                      Capital
                                                                      Markets,
                                                                     Citigroup,
                                                                       Danske
                                                                      Bank and
                                                                       Scotia
                                                                      Capital
                                                                        Inc